UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

State Auto Financial Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of State Auto Financial Corporation, an Ohio corporation (“STFC”), by Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company (“LMHC”), and the proposed merger of STFC with Pymatuning, Inc., an Ohio corporation and wholly-owned indirect subsidiary of LMHC (“Merger Sub I”), pursuant to the terms of an Agreement and Plan of Merger and Combination by and among LHMC, STFC, State Automobile Mutual Insurance Company, an Ohio mutual insurance company, Merger Sub I and Andover, Inc., an Ohio corporation and wholly-owned direct subsidiary of LMHC, dated as of July 12, 2021:

(i)	Communication from Michael E. LaRocco, President and Chief Executive Officer of STFC, to associates;
(ii)	FAQ for associates; and
(iii)	Communication to all agency personnel from Michael E. LaRocco, President and Chief Executive Officer of STFC.

Each item above was first used or made available on July 12, 2021.

The press release referred to in the communications included herein is filed as Exhibit 99.2 to the Current Report on Form 8-K filed by STFC on July 12, 2021.

HEADLINE: State Auto to join Liberty Mutual
SUBHEAD: State Auto to be acquired by Liberty Mutual through a mutual transaction and merger

Hi, everyone.

This morning, on a Zoom call with many of you, I announced that we’ve entered into an agreement to be acquired by Liberty Mutual. We were not looking for a partner. In fact, we had a clear vision to continue as an independent organization. However, the Liberty team reached out to us and expressed a strong desire to bring State Auto into their family of companies.

In our industry, competitors keep a close eye on what everyone is doing. I’ve told you many times over the last six years that we were building a company that was unique in many ways, one that was capable of winning in a very competitive market. Liberty understood what we had built: As One Team, we turned around a struggling insurance company and built a new business on a best-in-class technology platform, with well-priced products, supported by outstanding policy and CARE service. And they came to understand that all this was built on top of a culture that made it all work. As a result, one of the largest and most respected insurance organizations in the world wants us to join their family.

As we listened and considered their interest, we had to be objective about not only our strengths but our challenges. At $2.3 billion in premium, we lack scale. Our size creates challenges regarding our expense ratio, exposure to catastrophes due to concentration of risk in limited states, and the ongoing issue of having enough capital to support our go-forward plans. These issues have been exposed, especially over the last two years.

As we went through this process, we had to consider the strengths of what we built, as well as the challenges we would face going forward as a regional company. The SLT and our boards of directors had to determine if this move was in the best interests of our agents, policyholders and shareholders – and most importantly, you.

Ultimately, we decided that together with Liberty Mutual, we have a great opportunity to profitably grow and deliver even greater scale, which has been our focus.

Just as we have over the past six years, Liberty Mutual has made big investments in technology. We share a strong commitment to diversity, equity and inclusion and a focus on sustainability and philanthropy. We both believe that the success of our business depends on our people and the communities we serve. Of course, Liberty Mutual is a much larger organization, with 45,000 employees in 29 countries. But with that scale comes a huge amount of opportunity for State Auto associates. The future is still what we – what you – make of it.

I know you have a lot of questions. Many of them we can’t answer yet, because we’re just getting started on the details of bringing our two companies together. We’re expecting the deal to close in 2022 after we receive regulatory approvals and other customary closing conditions are met. I can tell you that as part of the agreement, the State Auto brand will remain for at least two years after the deal closes. They’ve made a similar commitment to maintaining our Columbus office for at least two years while they explore making Columbus a Midwest regional hub.

We’ve created a new Hub channel, State Auto/Liberty Mutual Transition, where you’ll find an FAQ as well as talking points for our agent-facing and customer-facing associates, and you’ll be hearing directly from Liberty Mutual leadership soon. We’ll communicate with you regularly throughout this transition and you can count on the open, transparent communication to continue.

In the meantime, stay focused on your day-to-day responsibilities and continue to deliver the best experience possible for our customers, agents and one another. Until the transaction is closed it really is business as usual. That means we’re continuing to get better every day. We’re working together as One Team to achieve our 2021 plan. And we’re celebrating our centennial and preparing to navigate our post-COVID office environment.

This is no time to let up. In fact, let’s keep moving forward, together, as our journey continues.

Best,
Mike

Cautionary Notice Regarding Forward Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and related oral statements State Auto Financial Corporation (“STFC”) may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the transactions may not be satisfied; (2) regulatory approvals required for the transactions may not be obtained, or required regulatory approvals may delay the transactions or result in the imposition of conditions that could have a material adverse effect on Liberty Mutual Holding Company Inc.(“LMHC”), State Automobile Mutual Insurance Company (“SAM”) or STFC or cause the parties to abandon the transactions; (3) uncertainty as to the timing of completion of the transactions; (4) the business of LMHC, SAM or STFC may suffer as a result of uncertainty surrounding the transactions; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (6) risks related to disruption of management’s attention from the ongoing business operations of LMHC, SAM or STFC due to the transactions; (7) the effect of the announcement of the transactions on the relationships of LMHC, SAM or STFC with its clients, operating results and business generally; (8) the outcome of any legal proceedings to the extent initiated against LMHC, SAM or STFC following the announcement of the proposed transaction; and (9) LMHC, SAM or STFC may be adversely affected by other economic, business, and/or competitive factors as well as management’s response to any of the aforementioned factors.  The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in STFC’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of STFC on file with the Securities Exchange Commission (“SEC”).  STFC undertakes no obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, STFC will file with the SEC a proxy statement and may file or furnish other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that STFC may file with the SEC. The definitive proxy statement of STFC will be mailed to the shareholders of STFC. INVESTORS IN AND SECURITY HOLDERS OF STFC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH OR FURNISHED TO OR WILL BE FILED WITH OR WILL BE FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by STFC through the web site maintained by the SEC at www.sec.gov or by contacting STFC’s investor relations department.

Participants in the Solicitation

STFC and its directors and executive officers and SAM may be deemed to be participants in the solicitation of proxies from STFC’s shareholders in connection with the proposed transaction.  Information regarding STFC’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in STFC’s Annual Report on Form 10-K for the year ended December 31, 2020 and its annual proxy statement filed with the SEC on March 31, 2021. To the extent holdings of STFC securities by directors or executive officers of STFC have changed since the amounts contained in the annual proxy statement filed with the SEC on March 31, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A more complete description will be available in the proxy statement and other materials filed with or furnished to the SEC in connection with the proposed transaction.  You may obtain free copies of these documents as described in the preceding paragraph filed with or furnished to the SEC because they will contain important information.

Liberty Mutual transaction & merger

1.	What’s the announcement?
Liberty Mutual and State Auto have entered into a definitive agreement for Liberty Mutual to acquire State Auto through a mutual transaction and merger.

Following the closing, State Auto will become part of Liberty Mutual’s Global Retail Markets, US Region (GRM US). Like State Auto, GRM US is focused on delivering personal lines and small commercial property and casualty insurance to individual consumers and small businesses through their strong partnerships with Independent Agents (IAs).

2.
Who is Liberty Mutual?
In business since 1912, and headquartered in Boston, Liberty Mutual is the sixth largest global property and casualty insurer and ranks 71 on the Fortune 100 list of largest corporations in the U.S. based on 2020 revenue.  As of December 31, 2020, Liberty had $43.8 billion in annual consolidated revenue.

With more than 45,000 associates in 29 countries and economies around the world, Liberty offers a wide range of insurance products and services, including personal automobile, homeowners, specialty lines, reinsurance, commercial multiple-peril, workers’ compensation, commercial automobile, general liability, surety, and commercial property.

Liberty believes progress happens when people feel secure. By providing protection for the unexpected and delivering it with care, they help people embrace today and confidently pursue tomorrow.

3.	Why was this transaction attractive to State Auto?
While we were not looking to be acquired, our strong culture, people, products and Connect platform are why we were approached by Liberty Mutual.

Moving from an independent organization to an important part of a larger organization will benefit our associates, policyholders and shareholders. This is not a misstep in our journey or a failure on the part of our State Auto team. In fact, we captured Liberty Mutual’s attention precisely because of the success of our efforts, particularly over the past six years. We’ve become an even more respected company and competitor.

Liberty Mutual aspires to grow over the long term to become a leading global property and casualty insurer, and GRM US has recently taken steps towards achieving greater scale – by refocusing its operating model, accelerating key enablers to drive profitable growth, and investing in game changers that will position it to compete and win in an evolving marketplace. The merger with State Auto is another step forward on its path to achieve that goal.

Together, we’ll solidify our position as a leader in both personal lines and small commercial. Following the State Auto and Liberty Mutual merger, the combined business is expected to become the #2 Independent Agent carrier in the country. We have a great opportunity to profitably grow and deliver even greater scale by expanding our geographic footprint, operations, product expertise, and digital capabilities.

4.	Does Liberty Mutual’s company culture align with ours?
Culturally, our two companies are a great fit. The investments we’ve made in technology and our move to become a digital company are in line with Liberty Mutual’s own digital investments and we share a strong focus on innovation, diversity, equity and inclusion, ESG (environmental, social and corporate governance) and giving back ー which are foundational to our strategic direction and who we are at our core.

Both Liberty and State Auto believe that the success of the business depends on our people and the communities we serve. Recognizing our rich history of giving back and our shared commitment to philanthropy, once the transaction closes, Liberty Mutual has committed to maintaining our philanthropic and charitable contributions and activities for at least five years.

Timing & plans for communicating

5.
When will the acquisition be finalized?
The transaction is expected to close in 2022, pending State Auto shareholder and member approval, regulatory approvals and other customary closing conditions. Upon closing, Liberty Mutual will acquire a 100 percent ownership interest in State Auto.

6.
What happens between now and the closing in 2022?
Until the transaction closes, it’s business as usual. State Auto and Liberty Mutual will continue to operate as separate, competing businesses, and day-to-day operations will not change until closing. As such, no business data should be shared between companies and you should continue to deal with Liberty Mutual as a third-party competing business. If you’re unsure about how to deal with an inquiry, please contact our Legal team.

In the meantime, we must remain committed to and laser-focused on State Auto’s 2021 business goals, plan and priorities and focused on delivering the best experience possible for our customers, agents and partners.

7.	How will we receive updates on this transaction?
We’re committed to communicating openly and transparently. When we have significant updates on our transaction and merger with Liberty Mutual, we’ll share them. There will be ongoing opportunities for you to hear from State Auto’s SLT and Liberty Mutual leadership regarding this transaction. Also, we have a Hub channel where information will be shared and questions will be answered.

Impact on our brand

8.	What will happen to the State Auto trademarks, logo and branding?
Liberty Mutual understands the value of the State Auto name, reputation and brand. After the transaction closes, Liberty Mutual has committed to utilizing our trademarks and brand for at least two years.

9.	Does this transaction impact celebrating our Centennial?
No, this transaction will not impact or change how we celebrate our Centennial. We still plan to host Centennial celebrations for associates and retirees at CHQ and our regional offices. We’ll continue special centennial programming, like our Century Series events, 100 Years of Good campaign, and more.

We’ll continue to live our culture and proudly celebrate our centennial. We’ll honor our past while looking ahead to our new future: the opportunity to be an important part of one of the largest, most successful and most respected insurance organizations in the world.

Impact on State Auto associates

10.	How does this transaction impact my day-to-day work as a State Auto associate?
There are no changes to State Auto or Liberty Mutual as a result of this announcement. Until the transaction is complete, it will be business as usual for all of us. As we move forward, we ask that you continue to focus on your day-to-day responsibilities and goals and continue to deliver the best experience possible for our customers, agents and partners.

11.	Will there be reductions in State Auto staff as a result of this transaction?
Until the transaction is complete, it will be business as usual for all of us. Once the acquisition is approved and closed, Liberty Mutual looks forward to welcoming us to their team. Joining the Liberty Mutual organization offers our associates outstanding opportunities for growth.

12.	Does this transaction impact my associate benefits (i.e. health insurance, Time Away, 401k, wellness reimbursement, etc.)?
There are no immediate changes to the benefits and perks we currently offer associates. Any benefit changes following the closing will be communicated to all associates in a timely manner once those details are confirmed.

13.	Does this transaction impact my eligibility for our 2021 One Team Incentive Plan (OTIP)?
No. Associates will still be eligible for an OTIP bonus based on our year-end 2021 performance.

14.	Does this transaction impact renovations to our CHQ office?
No. Until the transaction is complete, it will be business as usual for all of usーincluding our planned facility upgrades and updates. Renovations will continue as planned at CHQ. Additionally, Liberty Mutual has committed to operating out of our CHQ office for at least two years following the closing.

Impact on State Auto leadership

15.
What will be the future management and reporting structure for State Auto? Will State Auto management report to Liberty Mutual executives?
Liberty Mutual has been clear that State Auto’s strength comes from its associates and knowledgeable senior management team. Until the transaction closes, we’ll continue to operate under the direction of our own senior leadership team (SLT). Upon closing, the SLT will report to Liberty Mutual’s Global Retail Markets (GRM) US President & COO.

Impact on State Auto Policyholders and Shareholders

16.
How does this announcement impact policyholders?
As a result of the proposed transaction, State Automobile Mutual (SAM) will become a reorganized stock insurer wholly owned by Liberty Mutual Holding Company (LHMC), with SAM members exchanging their membership interests in SAM for membership interests in LHMC and retaining their contractual rights in the reorganized SAM. At all times following the closing, reorganized SAM will be at least majority owned by LMHC. Policyholders throughout the organization will benefit from our stronger rating, enhanced distribution channels and even greater product expertise and technology capabilities.

17.
How does this announcement benefit shareholders?
Under the terms of the agreement, Liberty Mutual will acquire all of the publicly held shares of common stock of State Auto Financial Corporation for $52.00 per share in cash.

18.	What do I say to customers if they ask me about Liberty Mutual’s acquisition of State Auto? Please refer to these FAQs created specially for our customer-facing associates.

Impact on State Auto agents

19.
What does this announcement mean for our existing relationships with Independent Agents (IAs)?
This transaction strengthens our position within the IA channel. It allows us to deepen our relationships with our existing independent agents as well as appoint additional agents who are new to Liberty Mutual or Safeco. The growth and scale that Liberty Mutual achieves from this transaction gives us the ability to invest further in products, technology and programs that will ultimately benefit independent agents.

20.
How does this acquisition benefit both companies, as well as our customers and agents?
This strategic transaction is mutually beneficial to both State Auto and Liberty Mutual and capitalizes on the great success each company has had in the US marketplace for 100+ years. Our customers and agents will benefit from the combination of key talent, expanded product sets and leading digital capabilities.

This transaction also helps us deepen our relationships with IAs to enrich our mutual success. Together, our companies will deliver even greater scale in an increasingly competitive marketplace by expanding and strengthening our collective footprint, operations and expertise. Following the State Auto and Liberty Mutual merger, the combined business is expected to become the #2 Independent Agent carrier in the country.

21.	How will our independent agents be informed of this transaction?
Liberty Mutual Insurance publicly announced it signed a definitive agreement to acquire State Auto via a joint Liberty Mutual and State Auto press release.

Liberty Mutual and Safeco IAs will receive a memo regarding this transaction from Liberty Mutual’s President of Independent Agent Distribution, Tyler Asher.

A banner and message from Mike LaRocco has been placed on State Auto Connect and agents will receive an InTouch message from Mike on the day of the announcement. State Auto IAs will receive a What You Need to Know video message from President & CEO Mike LaRocco on July 22 regarding this transaction.

Both companies will share the news on their respective social media channels. Customers may also see our joint press release and agents may choose to inform their customers.

22.
Once the acquisition is finalized, will there be any changes to existing broker and customer relationships, products and services, or other business processes?
Once the transaction closes, any changes to existing processes or broker/customer relationships will be communicated to all stakeholders in a timely manner.

Cautionary Notice Regarding Forward Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and related oral statements State Auto Financial Corporation (“STFC”) may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the transactions may not be satisfied; (2) regulatory approvals required for the transactions may not be obtained, or required regulatory approvals may delay the transactions or result in the imposition of conditions that could have a material adverse effect on Liberty Mutual Holding Company Inc.(“LMHC”), State Automobile Mutual Insurance Company (“SAM”) or STFC or cause the parties to abandon the transactions; (3) uncertainty as to the timing of completion of the transactions; (4) the business of LMHC, SAM or STFC may suffer as a result of uncertainty surrounding the transactions; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (6) risks related to disruption of management’s attention from the ongoing business operations of LMHC, SAM or STFC due to the transactions; (7) the effect of the announcement of the transactions on the relationships of LMHC, SAM or STFC with its clients, operating results and business generally; (8) the outcome of any legal proceedings to the extent initiated against LMHC, SAM or STFC following the announcement of the proposed transaction; and (9) LMHC, SAM or STFC may be adversely affected by other economic, business, and/or competitive factors as well as management’s response to any of the aforementioned factors.  The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in STFC’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of STFC on file with the Securities Exchange Commission (“SEC”).  STFC undertakes no obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, STFC will file with the SEC a proxy statement and may file or furnish other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that STFC may file with the SEC. The definitive proxy statement of STFC will be mailed to the shareholders of STFC. INVESTORS IN AND SECURITY HOLDERS OF STFC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH OR FURNISHED TO OR WILL BE FILED WITH OR WILL BE FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by STFC through the web site maintained by the SEC at www.sec.gov or by contacting STFC’s investor relations department.

Participants in the Solicitation
STFC and its directors and executive officers and SAM may be deemed to be participants in the solicitation of proxies from STFC’s shareholders in connection with the proposed transaction.  Information regarding STFC’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in STFC’s Annual Report on Form 10-K for the year ended December 31, 2020 and its annual proxy statement filed with the SEC on March 31, 2021. To the extent holdings of STFC securities by directors or executive officers of STFC have changed since the amounts contained in the annual proxy statement filed with the SEC on March 31, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A more complete description will be available in the proxy statement and other materials filed with or furnished to the SEC in connection with the proposed transaction.  You may obtain free copies of these documents as described in the preceding paragraph filed with or furnished to the SEC because they will contain important information.

HEADLINE: State Auto to join Liberty Mutual
SUBHEAD: State Auto to be acquired by Liberty Mutual through a mutual transaction and merger

Since the day of our founding 100 years ago, State Auto has been committed to independent agents, because we believe you deliver the greatest value and service to customers. Over the past six years, we’ve transformed our company to become an even better partner for you and help secure the future of the independent agency system. Today, we’re taking a major step that will solidify that commitment.

We’ve announced that State Auto has entered into a definitive agreement to be acquired by Liberty Mutual Insurance. Bringing together State Auto, Liberty Mutual and Safeco makes a clear and bold statement: The independent agency system will win. As what we anticipate will become the #2 carrier in the independent agent space, we’ll have the scale required to further invest in the products, technology and programs that will help you grow and win and provide even better service to our mutual customers.

Liberty Mutual is the sixth largest global property and casualty insurer and ranks 71 on the Fortune 100 list of largest corporations in the U.S. based on 2020 revenue. As of the end of 2020, Liberty had $43.8 billion in annual consolidated revenue. With more than 45,000 associates in 29 countries and economies around the world, Liberty offers a wide range of insurance products and services, including personal auto, homeowners, specialty lines, reinsurance, commercial multi-peril, workers’ comp, commercial auto, general liability, surety and commercial property.

Our companies are a great fit. We’re both focused on innovation and have made major investments in technology. We share a strong focus on diversity, equity and inclusion; environmental, social and corporate governance (ESG); and giving back – all of which are part of our core. During our conversations with Liberty Mutual, it became clear that moving from being independent to part of a larger organization would benefit independent agents, associates, policyholders and shareholders.

The opportunity to join the Liberty Mutual organization is a direct result of the incredible work of the State Auto team, beginning with the transformation of our business and culture that began in 2015. Liberty Mutual believes the State Auto team of more than 2,000 associates is one of the most valuable aspects of this transaction. Being part of Liberty Mutual not only gives us the opportunity to profitably grow and deliver even greater scale, it gives our associates incredible opportunities for personal and professional growth.

A number of regulatory approvals and other conditions have to be met, but we expect to close on the transaction in early 2022. Until then, State Auto and Liberty Mutual will continue to operate as two separate businesses, and nothing changes for now in terms of your relationship with us. There are a lot of questions we can’t answer yet, as we’re just starting the work of bringing our companies together. You’ll be hearing more from us throughout this transition. In the meantime, your account executive, territory manager or agency CARE consultant remain available to help.

We’re as committed to your success and the success of the independent agency system as ever, and I know Liberty Mutual shares that commitment. Thank you for joining us on this journey, and for being a valued State Auto partner.

Best,
Mike

Cautionary Notice Regarding Forward Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and related oral statements State Auto Financial Corporation (“STFC”) may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the transactions may not be satisfied; (2) regulatory approvals required for the transactions may not be obtained, or required regulatory approvals may delay the transactions or result in the imposition of conditions that could have a material adverse effect on Liberty Mutual Holding Company Inc.(“LMHC”), State Automobile Mutual Insurance Company (“SAM”) or STFC or cause the parties to abandon the transactions; (3) uncertainty as to the timing of completion of the transactions; (4) the business of LMHC, SAM or STFC may suffer as a result of uncertainty surrounding the transactions; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (6) risks related to disruption of management’s attention from the ongoing business operations of LMHC, SAM or STFC due to the transactions; (7) the effect of the announcement of the transactions on the relationships of LMHC, SAM or STFC with its clients, operating results and business generally; (8) the outcome of any legal proceedings to the extent initiated against LMHC, SAM or STFC following the announcement of the proposed transaction; and (9) LMHC, SAM or STFC may be adversely affected by other economic, business, and/or competitive factors as well as management’s response to any of the aforementioned factors.  The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in STFC’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of STFC on file with the Securities Exchange Commission (“SEC”).  STFC undertakes no obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, STFC will file with the SEC a proxy statement and may file or furnish other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that STFC may file with the SEC. The definitive proxy statement of STFC will be mailed to the shareholders of STFC. INVESTORS IN AND SECURITY HOLDERS OF STFC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH OR FURNISHED TO OR WILL BE FILED WITH OR WILL BE FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by STFC through the web site maintained by the SEC at www.sec.gov or by contacting STFC’s investor relations department.

Participants in the Solicitation

STFC and its directors and executive officers and SAM may be deemed to be participants in the solicitation of proxies from STFC’s shareholders in connection with the proposed transaction.  Information regarding STFC’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in STFC’s Annual Report on Form 10-K for the year ended December 31, 2020 and its annual proxy statement filed with the SEC on March 31, 2021. To the extent holdings of STFC securities by directors or executive officers of STFC have changed since the amounts contained in the annual proxy statement filed with the SEC on March 31, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A more complete description will be available in the proxy statement and other materials filed with or furnished to the SEC in connection with the proposed transaction.  You may obtain free copies of these documents as described in the preceding paragraph filed with or furnished to the SEC because they will contain important information.